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                                                                   EXHIBIT 10.3



                           AGREEMENT REGARDING LEASES


         THIS AGREEMENT dated as of the Effective Date, is by and among SALT FORK COMPANY, INC. ("Salt Fork"), a Texas corporation, ANADARKO DEVELOPMENT COMPANY ("Anadarko"), a Texas corporation, DAKOTA LAND COMPANY ("Dakota"), a Texas corporation (Anadarko, Salt Fork and Dakota collectively referred to as "Landlord"), TAYLOR PETROLEUM, INC. ("Tenant"), a Texas corporation, and THE FIRST NATIONAL BANK OF BOSTON, a national banking association (the "Bank"), and executed by E-Z SERVE CORPORATION ("E-Z Serve"), a Delaware corporation, and LARRY J. TAYLOR ("Mr. Taylor").

                                  WITNESSETH:

         WHEREAS, the real property and personal property located on the real property described more fully on Exhibit A attached hereto and incorporated herein for all purposes (individually a "Mortgaged Property" and collectively the "Mortgaged Properties") is subject to first and prior liens and security interests in favor of the Bank to secure certain indebtedness and other obligations from Landlord to the Bank; and

         WHEREAS, Landlord and Tenant have entered into certain lease agreements covering the Mortgaged Properties, and in connection with such leases, Landlord and the Bank have executed that certain Assignment of Leases and Rents of even date herewith covering the leases between Landlord and Tenant described more fully on Exhibit A (the "Assigned Leases"); and

         WHEREAS, Landlord, Tenant and the Bank wish to agree among themselves as to certain matters concerning rights and obligations as to the Mortgaged Properties and the Assigned Leases.

         NOW, THEREFORE, for and in consideration of the mutual covenants and conditions herein contained, the receipt and sufficiency of which are hereby acknowledged, Landlord, Tenant and the Bank have agreed that during the term hereof:

1. NO OFFSET RIGHTS. Tenant will not exercise any right, including but not limited to rights under Section 3.05 of any of the Assigned Leases, it might have to offset any present or future obligations to make payments to Landlord under the Assigned Leases.

2. NOTICES. The Bank shall be provided with copies of all exhibits, notices, records, schedules and lists, including but not limited to those specified in Sections 1.01, 1.02, 4.01, 5.02, 6.05, 7.01, 9.02, 9.03, 9.04,
10.01, 10.02, 12.01, 12.04, 14.01, 14.02, 15.01, 16.02 and 16.07 of any of the
Assigned Leases, that either Landlord or Tenant provide to the other under the Assigned Leases, or
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that is to be attached to any of the Assigned Leases. The party required under the Assigned Leases to provide such exhibits, notices, records, schedules and lists shall provide a copy to the Bank.

3. ASSIGNMENT OR SUBLEASE. In the event tenant assigns its rights under any Assigned Lease or sublets the leased premises to any Assigned Lease, in whole or in part, Tenant shall not be released from any further obligation under any such Assigned Lease unless it first obtains the express written consent of the Bank.

4. PURCHASE OPTION. In the event Tenant exercises the purchase option as to a Mortgaged Property provided in the Assigned Leases (as defined therein) and the purchase price for such Mortgaged Property is less than forty-five (45) times the monthly base rent payable under the Assigned Lease applicable to that Mortgaged Property, the Bank shall not be required to release its lien against the Mortgaged Property.

5. SUBORDINATION. Subject to the provisions of the Mortgagee-Tenant Non-Disturbance and Attornment Agreement executed by and among Landlord, Tenant and the Bank, all rights of Tenant under the Assigned Leases, including but not limited to Sections 14.01, 14.02 and 14.03, shall be subordinate to the lien of the Bank.

6. COLLATERAL ACCOUNT. Until further written notice from Landlord and the Bank, all payments of rent under the Assigned Leases shall be made from Tenant directly into an account at the Bank in the name of the Bank. As long as payments are made in accordance with this agreement or other written instructions of both Landlord and Bank, Landlord shall have no claim against Tenant for non-payment of rent.

7. FORECLOSURE OR DEED IN LIEU. The acquisition by the Bank or other party of a Mortgaged Property, whether by foreclosure, deed in lieu or otherwise, shall not be an offer for the purchase or acquisition of such Mortgaged Property and will not give rise to any right of tenant to acquire such Mortgaged Property pursuant to the provisions of the Assigned Leases.

8. SALE OR REFINANCING. When and as a Mortgaged Property is sold or refinanced so that it no longer is subject to the liens and security interests of the Bank, such Mortgaged Property and the Assigned Lease covering such Mortgaged Property shall no longer be subject to terms of this agreement. This provision shall not be deemed to authorize any sale or refinance that is contrary to the terms of any of the documents evidencing the Bank's liens and security interests against the Mortgaged Properties or the indebtedness secured thereby.

9. NOTICES. Except as otherwise specifically provided in this agreement, any notice or other information required to be given by a party shall be in writing and shall be sufficient if personally delivered or sent certified mail, return receipt requested, postage prepaid to the following addresses:





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         LANDLORD
         AND MR. TAYLOR:          P.O. Box 10000
                                  Amarillo, Texas  79116

         TENANT
         AND E-Z SERVE:           10700 North Freeway
                                  Suite 500
                                  Houston, Texas  77037

         BANK:                    Loan Review Department
                                  Mail Stop 02-12-04
                                  100 Federal Street
                                  Boston, Massachusetts  02110
                                  ATTN:  Robert S. Allen

Any notice shall be deemed delivered on the date mailed in the manner set out above. The designation or address of the person to be notified may be changed at any time by delivery of notice of that change to the other parties.

10. MISREPRESENTATION. As to each of the Assigned Leases, an additional event of default shall be if any representation or warranty made by or on behalf of E-Z Serve to either Landlord or the Bank shall be proved to have been knowingly or intentionally (i) false, (ii) misleading or (iii) incorrect in any material respect when made.

11. EXECUTION BY MR. TAYLOR AND E-Z SERVE. Mr. Taylor and E-Z Serve have guaranteed the obligations of the Tenant under the Assigned Leases and execute this agreement solely in connection with their capacity as a guarantor of the obligations of Tenant under the Assigned Leases.

12. SEVERABILITY. Should any clause, sentence, paragraph or provision of this agreement be judicially declared to be invalid, unenforceable or void, such decision will not have the effect of invalidating or voiding the remainder of this agreement, and the parties hereto agree that the part or parts of this agreement so held to be invalid, unenforceable, or void shall be deemed to have been stricken herefrom by the parties hereto, and the remainder will have the same force and effect as if such stricken part or parts have never been included herein.

13. NO CLOUD ON TITLE. As to any party to this agreement in whom title to the Mortgaged Property or any part thereof is not vested, the execution of this
agreement by such      party shall not Constitute a claim of title by such
party against a Mortgaged Property or any owner thereof.

14. INUREMENT. The agreement shall be binding upon and inure to the benefit of the parties, their respective heirs, successors and permitted assigns.





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15.      EFFECTIVE DATE AND TERM.  The effective date of this agreement is
March 1, 1992 ("Effective Date"). This agreement shall remain in full force and effect as to all paragraphs except paragraphs 2, 3, 6 and 7 until August 31, 1993. This Agreement shall remain in full force and effect as to Paragraph 2, 3, 6 and 7 as to an Assigned Lease for so long as the Bank has a lien and security interest in the Mortgaged Property applicable to that Assigned Lease. The expiration of this Agreement (except for paragraphs 2, 3, 6 and 7 hereof) on August 31, 1993, shall in no manner be interpreted or construed to amend or modify the Credit Agreement by and between Landlord and Bank or to reduce or limit the rights of the Bank under the security documents relating to the Credit Agreement.


ATTEST:          [SEAL]                    SALT FORK COMPANY, INC.,
                                           a Texas corporation



By:     /s/ Herbert Hitchings              By:    /s/ Larry J. Taylor
   -------------------------------            ----------------------------------
                       , Secretary                Larry J. Taylor, President
   --------------------


                                           TAYLOR PETROLEUM, INC.,
                                           a Texas Corporation



                                           By:    /s/ Larry J. Taylor
                                              ----------------------------------
                                           Name:  Larry J. Taylor
                                           Title: President


                                           E-Z SERVE CORPORATION,
                                           a Delaware corporation



                                           By:    /s/ John T. Miller
                                              ----------------------------------
                                           Name:  John T. Miller
                                           Title: Senior Vice President





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                                           THE FIRST NATIONAL BANK
                                           OF BOSTON,
                                           a national banking association



                                           By:    /s/ Thomas Sommerfield
                                              ----------------------------------
                                           Name:  Thomas Sommerfield
                                           Title: Vice President





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ATTEST:          [SEAL]                    ANADARKO DEVELOPMENT
                                           COMPANY, a Texas corporation



By:     /s/ Herbert Hitchings              By:     /s/ Larry J. Taylor
   -------------------------------            ----------------------------------
                       , Secretary                 Larry J. Taylor, President
   --------------------


ATTEST:          [SEAL]                    DAKOTA LAND COMPANY,
                                           a Texas corporation



By:     /s/ Herbert Hitchings              By:     /s/ Larry . Taylor
   -------------------------------            ----------------------------------
         Assistant     , Secretary                 Larry J. Taylor, President
   --------------------



                                           /s/ Larry J. Taylor
                                           -------------------------------------
                                           Larry J. Taylor





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